UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/31/2006

Knoll, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street, East Greenville, Pennsylvania 18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On May 31, 2006, Knoll, Inc. (the "Company") issued a press release announcing that the Company's Chief Financial Officer, Barry L. McCabe, adopted a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 1, 2006, the Company issued a press release announcing that it adopted a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 - Press Release, dated May 31, 2006, regarding 10b5-1 plan of Barry L. McCabe.

Exhibit 99.2 - Press Release, dated June 1, 2006, regarding 10b5-1 plan of Knoll, Inc.

The information in this report and the attached press releases shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securiteis Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: June 01, 2006	By:	/s/ Patrick A. Milberger
Patrick A. Milberger
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release
EX-99.2	Press Release